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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 22, 1997
                                                ------------------------------

                                 OM GROUP, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                   0-22572                     52-1736882
 (State or other               (Commission                (IRS Employer
other jurisdiction             File Number)               Identification No.)
 of incorporation)

        50 Public Square, 3800 Terminal Tower, Cleveland, Ohio 44113-2204
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (216) 781-0083
                                                   ----------------------------

Former name of former address, if changed since last report: N/A
                                                            -------------------


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ITEM 5.   OTHER EVENTS.
          ------------

     On April 22, 1997, OM Group, Inc. (the "Company") issued a press release relating to the results of the Company's operations for the three months ended March 31, 1997. The text of the press release is attached as an exhibit to this report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------
     (C)  Exhibits.

          (99) Press release dated April 22, 1997


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OM GROUP, INC.



Dated: April 22, 1997              By: /s/ James M. Materna
                                      ----------------------------
                                      James M. Materna
                                      Chief Financial Officer




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